UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 9, 2006

OSIRIS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32966	71-0881115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Aliceanna Street, Baltimore, Maryland	21231
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (410) 522 - 5005

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

On November 9, 2006, Osiris Therapeutics, Inc. issued a press release announcing positive results from its 32 patient Phase II study using ProchymalTM for the treatment of patients with acute Graft vs. Host Disease, or GVHD. In the study, 29 of 31, or 94% of evaluable patients responded after receiving two infusions of Prochymal. More significantly, 23 patients, or 74% achieved a complete response, meaning the patients had experienced total clinical resolution of the disease. Currently, Prochymal is being evaluated in a Phase III trial for the treatment of steroid refractory GVHD. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is being filed pursuant to this Item 8.01 as Exhibit 99.1 to this Current Report on Form 8-K.

The information included herein, including Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits

(c)                                  Exhibits.

99.1	Registrant’s press release dated November 9, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

Dated: November 9, 2006	By:	/s/ CARY J. CLAIBORNE
Cary J. Claiborne
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Registrant’s press release dated November 9, 2006